UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2008

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14064 (Commission File Number)	11-2408943 (IRS Employer Identification No.)

767 Fifth Avenue, New York, New York (Address of principal executive offices)		10153 (Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     On August 21, 2008, the Board of Directors of The Estée Lauder Companies Inc. (the "Company") approved an amendment to Article VI, Section 6 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to clarify that neither the amendment or repeal of, nor the adoption of a provision inconsistent with, any indemnification provision in the Bylaws shall adversely affect the rights of any indemnitee under the Bylaws with respect to any act or omission of such indemnitee that occurs prior to such amendment, repeal or adoption. The preceding is qualified in its entirety by reference to the Company's Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Estée Lauder Companies Inc., dated as of August 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: August 21, 2008	By:	/s/ Spencer G. Smul

Spencer G. Smul

Senior Vice President,

Deputy General Counsel and

Secretary

THE ESTÉE LAUDER COMPANIES INC.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Estée Lauder Companies Inc., dated as of August 21, 2008